Exhibit 10.1

FIRST AMENDMENT

to

EIGHTH AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) TO EIGHTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated effective July 1, 2011 (as amended, the “Credit Agreement”), which Amendment is dated effective as of October 25, 2012 (the “Effective Date”), is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereof and such other Subsidiaries of the Company which hereafter shall become parties to the Credit Agreement (the Company and the Subsidiaries are sometimes referred to herein as, individually, a “Borrower,” and collectively, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, together with any successor, the “Agent”), COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity, together with any successor, the “Floor Plan Agent”), BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with any successor, the “Syndication Agent”) and U.S. BANK, N.A. and WELLS FARGO BANK, N.A., as Co-Documentation Agents (together with the Agent, the Floor Plan Agent and the Syndication Agent, the “Agents”).

R E C I T A L S:

The Company, each of the other Borrowers, the Agents and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrowers; and

The Company, the Borrowers, the Agents and the Lenders desire to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

Section 1.1 Terms Defined Above.

As used in this Amendment, each of the terms defined in the opening paragraph shall have the meaning assigned to such terms therein.

Section 1.2 Terms Defined in Credit Agreement.

Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.3 Other Definitional Provisions.

(a) The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.

(b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Amendment unless otherwise specified.

ARTICLE II. AMENDMENT TO CREDIT AGREEMENT

The Company, each of the Borrowers, the Agents and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

Section 2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to restate the definition of “Investment” in its entirety as follows:

“Investment” means, as to any Person, any investment in any other Person, whether by means of a purchase of capital stock or other evidence of equity ownership or debt securities, capital contribution, loan, guarantee, time deposit or otherwise (but not including any demand deposit), excluding, however, any issuance by the Company of its capital stock to any Person.

Section 2.2 Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended to restate clause (l) thereof in its entirety as follows:

“(l) contingent obligations (including Guarantees) by the Company of any Indebtedness of the Restricted Subsidiaries permitted hereunder unless otherwise provided herein and of any Indebtedness of any Unrestricted Subsidiary or joint venture if such Guarantee is an Investment permitted by Section 10.5(j) (as if such Investment were made on the date such Guarantee is issued);”.

Section 2.3 Amendment to Section 10.5. Section 10.5 of the Credit Agreement is hereby amended to delete clauses (k) and (l) thereof in their entirety, redesignate clauses (m) and (n) as clauses (k) and (l), respectively, and restate clause (j) thereof in its entirety as follows:

“(j) Investments in Unrestricted Subsidiaries and joint ventures made after the Closing Date in an aggregate amount of up to thirty percent (30%) of Stockholders’ Equity (measured as of the date such Investment is made based upon the most recently delivered financial statements); provided that Investments in joint ventures shall not exceed an aggregate amount of ten percent (10%) of Stockholders’ Equity (measured as of the date such Investment is made based upon the most recently delivered financial statements).”

ARTICLE III. CONDITIONS

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

Section 3.1 Loan Documents. The Agent shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of the Company and each of the Borrowers and the Required Lenders.

Section 3.2 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this Amendment, each of the representations and warranties made by the Company and the other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date, except to the extent that such representations and warranties are limited to an earlier date or period in which case they shall be limited to such earlier date or period.

Section 3.3 Other Instruments or Documents. The Agent shall receive such other instruments or documents as it may reasonably request.

Section 3.4 Payment of Fees and Expenses. The Agent shall have received (a) payment of all its fees and expenses in connection with this Amendment, including, without limitation, any legal expenses billed as of the time of closing, and (b) a work fee of $5,000 for the account of each Lender who approves this Amendment and returns its signature page to the Agent prior to noon (Houston time) on October 25, 2012.

ARTICLE IV. MISCELLANEOUS

Section 4.1 Adoption, Ratification and Confirmation of Credit Agreement. The Company, each of the Borrowers, the Agents and the Lenders do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Security Documents, and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the Security Documents, are and remain in full force and effect.

Section 4.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 4.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and may be delivered in original or facsimile form, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the other Borrowers, the Agents and the Required Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

Section 4.4 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 4.5 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 4.6 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 4.7 Release and Indemnity.

(a) The Company and each of the other Borrowers do hereby release and indemnify the Agents and each Lender and each Affiliate thereof and their respective directors, officers, employees and agents from, and release and hold each of them harmless from any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the Loan Documents or the transactions contemplated thereby (including any threatened investigation or proceeding), or the actions or inactions of any Person in regard thereto, including any Person hereby released, and the Company and each of the other Borrowers shall reimburse each Lender and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including legal fees) reasonably incurred in connection with any investigation or proceeding involving such matters (the “Indemnified Obligations”). Without prejudice to the survival of any other obligations of the Company and the other Borrowers hereunder and under the other Loan Documents, such release and indemnity shall survive the termination of the Credit Agreement or this Amendment and the other Loan Documents, the payment of the Obligations, or the assignment of the Notes.

(b) Without limiting any provision of this Amendment, it is the express intention of the parties hereto that each Person to be indemnified hereunder shall be indemnified and held harmless against any and all Indemnified Obligations arising out of or resulting from the ordinary sole or contributory negligence of such Person or imposed upon said party under any theory of strict liability. Without prejudice to the survival of any other obligations of the Borrowers hereunder and under the other Loan Documents, the obligations of the Borrowers under this Section shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and the payment of the Obligations and the Notes.

Section 4.8 Governing Law.

This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

Section 4.9 Entire Agreement.

The Credit Agreement, as amended by this Amendment and the other Loan Documents, constitute the entire agreement among the parties hereto with respect to the subject thereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject thereof are superseded by the Credit Agreement, as amended by this Amendment, and the other Loan Documents.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

GROUP 1 AUTOMOTIVE, INC., a Delaware corporation

By:	/s/ John C. Rickel
John C. Rickel
Senior Vice President and Chief Financial Officer

CASA CHEVROLET, INC.,

a New Mexico corporation;

CASA CHRYSLER PLYMOUTH JEEP, INC.,

a New Mexico corporation;

GPI SC, INC.,

a Delaware corporation

GROUP 1 FUNDING, INC.,

a Delaware corporation;

GROUP 1 LP INTERESTS-DC, INC.,

a Delaware corporation;

GROUP 1 REALTY, INC.,

a Delaware corporation;

HOWARD FORD, INC.,

a Delaware corporation;

MAXWELL CHRYSLER DODGE JEEP, INC.,

a Delaware corporation;

PRESTIGE CHRYSLER NORTHWEST, INC.,

a Delaware corporation

By:	/s/ John C. Rickel
John C. Rickel
President

Signature Page to First Amendment

BARON DEVELOPMENT COMPANY, LLC,

a Kansas limited liability company;

BARON LEASEHOLD, LLC,

a Kansas limited liability company;

By:  Baron Development Company, LLC,

        a Kansas limited liability company,

        its Sole Member

G1R FLORIDA, LLC,

a Delaware limited liability company;

IVORY AUTO PROPERTIES OF SOUTH CAROLINA, LLC,

a South Carolina limited liability company;

TATE CG, L.L.C.,

a Maryland limited liability company

By:	Group 1 Realty, Inc.,
its Sole Member

By:	/s/ John C. Rickel
John C. Rickel
President

BOHN HOLDINGS, LLC,

a Delaware limited liability company;

By:  Bohn Holdings, Inc.,

        its Sole Member

BOHN-FII, LLC,

a Delaware limited liability company;

By:  Bohn Holdings-F, Inc.,

        its Sole Member

GPI AL-SB, LLC,

a Delaware limited liability company;

By:  GPI AL-N, Inc.,

        its Sole Member

GPI GA-FIII, LLC,

a Delaware limited liability company;

By:  GPI GA-Holdings, Inc.,

        its Sole Member

GPI GA LIQUIDATION, LLC,

a Delaware limited liability company;

By:  GPI GA-DM, Inc.,

        its Sole Member

Signature Page to First Amendment

GPI LA-SH, LLC,

a Delaware limited liability company;

By:  Bohn Holdings, LLC,

        its Sole Member

        By:  Bohn Holdings, Inc.,

                its Sole Member

GPI SC-A, LLC,

a Delaware limited liability company;

By:  GPI SC Holdings, Inc.,

        its Sole Member

GPI SC-SB, LLC,

a Delaware limited liability company;

By:  GPI SC Holdings, Inc.,

        its Sole Member

GPI SC-SBII, LLC,

a Delaware limited liability company;

By:  GPI SC Holdings, Inc.,

        its Sole Member

GPI SC-T, LLC,

a Delaware limited liability company;

By:  GPI SC Holdings, Inc.,

        its Sole Member

GPI SC-TL, LLC,

a Delaware limited liability company;

By:  GPI SC Holdings, Inc.,

        its Sole Member

GROUP 1 ASSOCIATES HOLDINGS, LLC,

a Delaware limited liability company;

By:  Group 1 Associates, Inc.,

        its Sole Member

HARVEY FORD, LLC,

a Delaware limited liability company;

By:  Bohn-FII, LLC,

        its Sole Member

        By:  Bohn Holdings-F, Inc.,

                its Sole Member

HARVEY GM, LLC,

a Delaware limited liability company;

By:  Bohn Holdings, LLC,

        its Sole Member

        By:  Bohn Holdings, Inc.,

                its Sole Member

Signature Page to First Amendment

HARVEY OPERATIONS-T, LLC,

a Delaware limited liability company;

By:  Bohn Holdings, LLC,

        its Sole Member

        By:  Bohn Holdings, Inc.,

                its Sole Member

IRA AUTOMOTIVE GROUP, LLC,

a Delaware limited liability company

By:  Danvers-T, Inc.,

        its Sole Member

By:	/s/ John C. Rickel
John C. Rickel
Vice President

DANVERS-SU, LLC,

a Delaware limited liability company;

By:  Group 1 Holdings-S, L.L.C.,

        its Sole Member

GROUP 1 HOLDINGS-DC, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-F, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-GM, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-H, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-N, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-S, L.L.C.,

a Delaware limited liability company;

GROUP 1 HOLDINGS-T, L.L.C.,

a Delaware limited liability company;

HOWARD-DCIII, LLC,

a Delaware limited liability company

By:  Group 1 Automotive, Inc.,

        its Sole Member

By:	/s/ John C. Rickel
John C. Rickel
Senior Vice President and Chief Financial Officer

Signature Page to First Amendment

COURTESY FORD, LLC,

a Delaware limited liability company;

GPI FL-H, LLC,

a Delaware limited liability company;

GPI FL-VW, LLC,

a Delaware limited liability company;

GPI FL-VWII, LLC,

a Delaware limited liability company;

KEY FORD, LLC,

a Delaware limited liability company;

KOONS FORD, LLC,

a Delaware limited liability company

By:  Group 1 FL Holdings, Inc.,

        its Sole Member

By:	/s/ John C. Rickel
John C. Rickel
Vice President

GPI, LTD., a Texas limited partnership; ROCKWALL AUTOMOTIVE-DCD, LTD., a Texas limited partnership By: Group 1 Associates, Inc., its General Partner

By:	/s/ John C. Rickel
John C. Rickel
Vice President

Signature Page to First Amendment

ADVANTAGECARS.COM, INC.,

a Delaware corporation;

AMARILLO MOTORS-F, INC.,

a Delaware corporation;

BOB HOWARD AUTOMOTIVE-EAST, INC.,

an Oklahoma corporation;

BOB HOWARD CHEVROLET, INC.,

an Oklahoma corporation;

BOB HOWARD DODGE, INC.,

an Oklahoma corporation;

BOB HOWARD MOTORS, INC.,

an Oklahoma corporation;

BOB HOWARD NISSAN, INC.,

an Oklahoma corporation;

BOHN HOLDINGS, INC.,

a Delaware corporation;

BOHN HOLDINGS-F, INC.,

a Delaware corporation;

CHAPERRAL DODGE, INC.,

a Delaware corporation;

DANVERS-N, INC.,

a Delaware corporation;

DANVERS-NII, INC.,

a Delaware corporation;

DANVERS-S, INC.,

a Delaware corporation;

DANVERS-SB, INC.,

a Delaware corporation;

DANVERS-T, INC.,

a Delaware corporation;

DANVERS-TII, INC.,

a Delaware corporation;

DANVERS-TIII, INC.,

a Delaware corporation;

DANVERS-TL, INC.,

a Delaware corporation;

FMM, INC.,

a California corporation;

GPI AL-N, INC.,

a Delaware corporation;

GPI ATLANTA-F, INC.,

a Georgia corporation;

GPI ATLANTA-T, INC.,

a Delaware corporation;

GPI CA-DMII, INC.

a Delaware corporation;

Signature Page to First Amendment

GPI CA-NIII, INC.,

a Delaware corporation;

GPI CA-SV, INC.,

a Delaware corporation;

GPI CA-TII, INC.,

a Delaware corporation;

GPI CC, INC.,

a Delaware corporation;

GPI GA-DM, INC.,

a Delaware corporation;

GPI GA HOLDINGS, INC.,

a Delaware corporation

GPI KS MOTORS, INC.,

a Delaware corporation;

GPI KS-SB, INC.,

a Delaware corporation;

GPI KS-SH, INC.,

a Delaware corporation;

GPI KS-SK, INC.,

a Delaware corporation;

GPI MD-SB, INC.,

a Delaware corporation;

GPI MS-H, INC.,

a Delaware corporation;

GPI MS-N, INC.,

a Delaware corporation;

GPI MS-SK, INC.,

a Delaware corporation;

GPI NH-T, INC.,

a Delaware corporation;

GPI NH-TL, INC.,

a Delaware corporation;

GPI OK-SH, INC.,

a Delaware corporation;

GPI SAC-T, INC.,

a Delaware corporation;

GPI SC HOLDINGS, INC.,

a Delaware corporation;

GPI SD-DC, INC.,

a Delaware corporation;

GPI TX-EPGM, INC.,

a Delaware corporation;

GPI TX-F, INC.,

a Delaware corporation;

GPI TX-FII, INC.,

a Delaware corporation;

Signature Page to First Amendment

GPI TX-HGM, INC.,

a Delaware corporation;

GPI TX-SBII, INC.,

a Delaware corporation;

GPI TX-SHII, INC.,

a Delaware corporation;

GPI TX-SV, INC.,

a Delaware corporation;

GPI TX-SVII, INC.,

a Delaware corporation;

GPI TX-SVIII, INC.,

a Delaware corporation;

GROUP 1 ASSOCIATES, INC.,

a Delaware corporation;

GROUP 1 FL HOLDINGS, INC.,

a Delaware corporation;

HOWARD-GM, INC.,

a Delaware corporation;

HOWARD-GM II, INC.,

a Delaware corporation;

HOWARD-H, INC.,

a Delaware corporation;

HOWARD-HA, INC.,

a Delaware corporation;

HOWARD-SB, INC.,

a Delaware corporation;

JIM TIDWELL FORD, INC.,

a Delaware corporation;

KUTZ-N, INC.,

a Delaware corporation;

LUBBOCK MOTORS, INC.,

a Delaware corporation;

LUBBOCK MOTORS-F, INC.,

a Delaware corporation;

LUBBOCK MOTORS-GM, INC.,

a Delaware corporation;

LUBBOCK MOTORS-S, INC.,

a Delaware corporation;

LUBBOCK MOTORS-SH, INC.,

a Delaware corporation;

LUBBOCK MOTORS-T, INC.,

a Delaware corporation;

MAXWELL FORD, INC.,

a Delaware corporation;

MAXWELL-GMII, INC.,

a Delaware corporation;

Signature Page to First Amendment

MAXWELL-N, INC.,

a Delaware corporation;

MAXWELL-NII, INC.,

a Delaware corporation;

MCCALL-F, INC.,

a Delaware corporation;

MCCALL-H, INC.,

a Delaware corporation;

MCCALL-HA, INC.,

a Delaware corporation;

MCCALL-N, INC.,

a Delaware corporation;

MCCALL-SB, INC.,

a Delaware corporation;

MCCALL-T, INC.,

a Delaware corporation;

MCCALL-TII, INC.,

a Delaware corporation;

MCCALL-TL, INC.,

a Delaware corporation;

MIKE SMITH AUTOMOTIVE-H, INC.,

a Delaware corporation;

MIKE SMITH AUTOMOTIVE-N, INC.,

a Texas corporation;

MIKE SMITH AUTOPLAZA, INC.,

a Texas corporation;

MIKE SMITH AUTOPLEX DODGE, INC.,

a Texas corporation;

MIKE SMITH AUTOPLEX, INC.,

a Texas corporation;

MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC.,

a Texas corporation;

MIKE SMITH IMPORTS, INC.,

a Texas corporation;

MILLBRO, INC.,

a California corporation;

MILLER AUTOMOTIVE GROUP, INC.,

a California corporation;

MILLER FAMILY COMPANY, INC.,

a California corporation;

MILLER IMPORTS, INC.,

a California corporation;

MILLER INFINITI, INC.,

a California corporation;

Signature Page to First Amendment

MILLER NISSAN, INC.,

a California corporation;

MILLER-DM, INC.,

a Delaware corporation;

NJ-DM, INC.,

a Delaware corporation;

NJ-H, INC.,

a Delaware corporation;

NJ-HA, INC.,

a Delaware corporation;

NJ-HAII, INC.,

a Delaware corporation;

NJ-HII, INC.,

a Delaware corporation;

NJ-SB, INC.,

a Delaware corporation;

NJ-SV, INC.,

a Delaware corporation;

NY-DM, INC.,

a Delaware corporation;

NY-FV, INC.,

a Delaware corporation;

NY-FVII, INC.,

a Delaware corporation;

NY-SB, INC.,

a Delaware corporation;

NY-SBII, INC.,

a Delaware corporation

ROCKWALL AUTOMOTIVE-F, INC.,

a Delaware corporation;

SUNSHINE BUICK PONTIAC GMC TRUCK, INC.,

a New Mexico corporation;

By:	/s/ John C. Rickel
John C. Rickel Vice President

Signature Page to First Amendment

AGENT, ISSUING BANK AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Laurie Tuzo
	Name:	Laurie Tuzo
	Title:	Managing Director

Signature Page to First Amendment

FLOOR PLAN AGENT, SWING LINE BANK AND LENDER:	COMERICA BANK

	By:	/s/ W. Cody Brackeen
	Name:	W. Cody Brackeen
	Title:	Assistant Vice President

Signature Page to First Amendment

SYNDICATION AGENT AND LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ M. Patricia Kay
	Name:	M. Patricia Kay
	Title:	Senior Vice President

Signature Page to First Amendment

CO-DOCUMENTATION AGENT AND LENDER:	U.S. BANK, N.A.

	By:	/s/ David Wilkes
	Name:	David Wilkes
	Title:	Vice President

Signature Page to First Amendment

CO-DOCUMENTATION AGENT AND LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Chad McNeill
	Name:	Chad McNeill
	Title:	Vice President

Signature Page to First Amendment

LENDER:	TOYOTA MOTOR CREDIT CORPORATION

	By:	/s/ Carolee Furukawa
	Name:	Carolee Furukawa
	Title:	National Accounts Manager

Signature Page to First Amendment

LENDER:	NISSAN MOTOR ACCEPTANCE CORPORATION

	By:	/s/ Jack Crowley
	Name:	Jack Crowley
	Title:	Senior Manager

Signature Page to First Amendment

LENDER:	MERCEDES-BENZ FINANCIAL SERVICE USA LLC

	By:	/s/ Michele Nowak
	Name:	Michele Nowak
	Title:	Credit Director, National Accounts

Signature Page to First Amendment

LENDER:	AMEGY BANK, N.A.

	By:	/s/ Kelly Nash
	Name:	Kelly Nash
	Title:	Assistant Vice President

Signature Page to First Amendment

LENDER:	BARCLAYS BANK plc

	By:	/s/ Michael J. Mozer
	Name:	Michael J. Mozer
	Title:	Vice President

Signature Page to First Amendment

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Anne Marie Zima
	Name:	Anne Marie Zima
	Title:	Vice President

Signature Page to First Amendment

LENDER:	COMPASS BANK

	By:	/s/ Collis Sanders
	Name:	Collis Sanders
	Title:	Executive Vice President

Signature Page to First Amendment

LENDER:	KEY BANK NATIONAL ASSOCIATION

	By:	/s/ Brian T. McDevitt
	Name:	Brian T. McDevitt
	Title:	Senior Vice President

Signature Page to First Amendment

LENDER:	MASS MUTUAL ASSET FINANCE

	By:	/s/ Don Buttler
	Name:	Don Buttler
	Title:	Senior Vice President

Signature Page to First Amendment

LENDER:	BANK OF THE WEST

	By:	/s/ Ryan Mauser
	Name:	Ryan Mauser
	Title:	Vice President

Signature Page to First Amendment

LENDER:	FLAGSTAR BANK

	By:	/s/ Mark C. Mazmanian
	Name:	Mark C. Mazmanian
	Title:	Senior Vice President

Signature Page to First Amendment

LENDER:	SOVEREIGN BANK

By:
Name:
Title:

Signature Page to First Amendment

LENDER:	BOKF, NA dba BANK OF OKLAHOMA

	By:	/s/ Jed Ferguson
	Name:	Jed Ferguson
	Title:	Vice President

Signature Page to First Amendment

LENDER:	AMARILLO NATIONAL BANK

	By:	/s/ Cory P. Ramsey
	Name:	Cory P. Ramsey
	Title:	Senior Vice President

Signature Page to First Amendment

LENDER:	BMW FINANCIAL SERVICES NA, LLC

	By:	/s/ Patrick Sullivan
	Name:	Patrick Sullivan
	Title:	GM, Commercial Finance

	By:	/s/ Wayne Orchowski
	Name:	Wayne Orchowski
	Title:	COO

Signature Page to First Amendment

LENDER:	MOTORS INSURANCE CORPORATION

By:
Name:
Title:

Signature Page to First Amendment